Axos Q3 Fiscal 2026 Earnings Supplement NYSE: AXApril 30, 2026

2 © 2026 Axos Financial, Inc. All Rights Reserved. 2 Loan Growth by Category $ Millions SF Warehouse Lending Multifamily Small Balance Commercial Jumbo Mortgage Asset-Based and Cash Flow Lending Lender Finance Non-RE Capital Call Facilities Auto Unsecured/OD Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Loans Inc (Dec)Q2 FY26Q3 FY26 $ 33$ 3,751$ 3,784 (123)1,044921 (32)1,4691,437 81,0291,037 1747,0617,235 1461,3421,488 (155)2,4012,246 1032,8172,920 631,5981,661 4371,6882,125 31507538 106979 $ 695$ 24,776$ 25,471 Lender Finance RE CRE Specialty Auto & Consumer Equipment Lending and Leasing

3 © 2026 Axos Financial, Inc. All Rights Reserved. 3 Diversified Deposit Gathering Deposit balances as of March 31, 2026 Note 1: Excludes approximately $450 million of off-balance sheet deposits › Serves approximately 30% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship › Software allows servicing of SEC receivers and non-chapter 7 cases › Full service digital banking, wealth management, and securities trading › White-label banking › Business banking with simple suite of cash management services › 1031 exchange firms › Title and escrow companies › HOA and property management › Business management and entertainment › Broker-dealer client cash › Broker-dealer reserve accounts › Full service treasury/cash management › Team enhancements and geographic expansion › Bank and securities cross-sell Fiduciary Services $1.1B Consumer Direct $10.8B Specialty Deposits $3.2B Distribution Partners $0.3B Axos Securities1 $1.1B Small Business Banking $0.9BCommercial & Treasury Management $5.0B Approximately 85% of deposits are FDIC-insured or collateralized Total Deposits: $22.4B

4 © 2026 Axos Financial, Inc. All Rights Reserved. 4 Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) ACL + UCL ACL + UCL (20.9)

5 © 2026 Axos Financial, Inc. All Rights Reserved. 5 Credit Quality ($ millions) %Non-Accrual LoansLoans O/SMarch 31, 2026 1.21%$ 57$ 4,705Single Family-Mortgage & Warehouse 0.2872,474Multifamily and Commercial Mortgage 0.17158,723Commercial Real Estate 1.09988,952Commercial & Industrial - Non-RE 0.493617Auto & Consumer 0.71%$ 180$ 25,471Total %Non-Accrual LoansLoans O/SDecember 31, 2025 1.17%$ 56$ 4,795Single Family-Mortgage & Warehouse 0.2462,498Multifamily and Commercial Mortgage 0.26228,403Commercial Real Estate 0.76658,504Commercial & Industrial - Non-RE 0.523576Auto & Consumer 0.61%$ 152$ 24,776Total %Non-Accrual LoansLoans O/SMarch 31, 2025 1.05%$ 44$ 4,195Single Family-Mortgage & Warehouse 1.02343,341Multifamily and Commercial Mortgage 0.53346,356Commercial Real Estate 1.11716,390Commercial & Industrial - Non-RE 0.452447Auto & Consumer 0.89%$ 185$ 20,729Total

6 © 2026 Axos Financial, Inc. All Rights Reserved. 6 March 31, 2025June 30, 2025September 30, 2025 December 31, 2025 March 31, 2026 Selected Balance Sheet Data: $ 23,981,154$ 24,783,078$ 27,431,817$ 28,201,406$ 29,248,986Total assets 20,193,63021,049,61022,635,13724,272,55224,957,536Loans—net of allowance for credit losses 15,64410,01212,20218,82623,964Loans held for sale, carried at fair value 279,950290,049307,431327,043346,702Allowance for credit losses 346649533880444Securities—trading 79,95866,00857,798811,126801,439Securities—available-for-sale 91,915139,396182,518109,141133,015Securities borrowed 300,907252,720263,095277,308333,699Customer, broker-dealer and clearing receivables 20,136,71420,829,54322,264,75323,232,74822,388,135Total deposits 60,00060,00060,00060,0001,805,000Advances from the FHLB ——782,423691,507634,452Secured financings 377,427312,671510,064364,814378,065Borrowings, subordinated notes and debentures 111,094139,426204,620128,869148,668Securities loaned 314,399350,606385,821358,727338,592Customer, broker-dealer and clearing payables $ 2,603,900$ 2,680,677$ 2,793,121$ 2,930,092$ 3,065,183Total stockholders’ equity 56,865,52456,483,61756,643,54756,677,32356,882,190Common shares outstanding at end of period 70,813,63771,101,64271,356,15271,419,70671,724,042Common shares issued at end of period Per Common Share Data: $ 45.79$ 47.46$ 49.31$ 51.70$ 53.89Book value per common share $ 42.91$ 44.60$ 45.21$ 47.79$ 49.71Tangible book value per common share (Non-GAAP)1 Capital Ratios: 10.86%10.82%10.18%10.39%10.48 %Equity to assets at end of period Axos Financial, Inc.: 10.45%10.73%10.26%9.80%10.17 %Tier 1 leverage (to adjusted average assets) 12.39%12.52%11.66%11.65%11.65 %Common equity tier 1 capital (to risk-weighted assets) 12.39%12.52%11.66%11.65%11.65 %Tier 1 capital (to risk-weighted assets) 15.21%15.28%15.20%14.39%14.32 %Total capital (to risk-weighted assets) Axos Bank: 10.14%10.23%9.69%9.15%9.39 %Tier 1 leverage (to adjusted average assets) 12.31%12.42%11.37%11.12%10.90 %Common equity tier 1 capital (to risk-weighted assets) 12.31%12.42%11.37%11.12%10.90 %Tier 1 capital (to risk-weighted assets) 13.49%13.70%12.62%12.37%12.13 %Total capital (to risk-weighted assets) Axos Clearing LLC: $ 79,264$ 86,996$ 91,442$ 94,673$ 103,752Net capital $ 73,172$ 81,834$ 86,042$ 88,369$ 97,249Excess capital 26.02%33.71%33.87%30.04%31.91 %Net capital as a percentage of aggregate debit items $ 64,035$ 74,091$ 77,942$ 78,913$ 87,495Net capital in excess of 5% aggregate debit items AXOS FINANCIAL, INC. SELECTED FINANCIAL INFORMATION (Unaudited – dollars in thousands)

7 © 2026 Axos Financial, Inc. All Rights Reserved. 7 At or For The Three Months Ended March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Selected Income Statement Data: $ 432,722$ 442,413$ 465,736$ 513,845$ 478,241Interest and dividend income 157,258162,252174,686182,136171,980Interest expense 275,464280,161291,050331,709306,261Net interest income 14,50014,99717,25525,00041,000Provision for credit losses 260,964265,164273,795306,709265,261Net interest income, after provision for credit losses 33,37341,28532,34053,37885,988Non-interest income 146,261150,652156,246184,574185,953Non-interest expense 148,076155,797149,889175,513165,296Income before income taxes 42,87045,12237,53747,11640,619Income taxes $ 105,206$ 110,675$ 112,352$ 128,397$ 124,677Net income Weighted average number of common shares outstanding: 57,029,07856,392,62056,512,58756,660,83356,724,054Basic 58,174,69657,558,28057,782,82857,731,33958,073,257Diluted Per Common Share Data: Net income: $ 1.84$ 1.96$ 1.99$ 2.27$ 2.20Basic $ 1.81$ 1.92$ 1.94$ 2.22$ 2.15Diluted $ 1.81$ 1.94$ 2.07$ 2.25$ 1.90Adjusted earnings per common share (Non-GAAP)1 Performance Ratios and Other Data: $ 706,903$ 855,980$ 1,585,527$ 1,637,415$ 684,984Growth in loans held for investment, net $ 20,962$ 42,487$ 47,122$ 61,009$ 70,080Loan originations for sale 1.77%1.85%1.77%1.83%1.77 %Return on average assets 16.44%16.85%15.94%17.44%16.26 %Return on average common stockholders’ equity 3.91%3.97%3.89%4.17%3.88 %Interest rate spread2 4.78%4.84%4.75%4.94%4.57 %Net interest margin3 4.83%4.88%4.80%5.02%4.62 %Net interest margin3 – Banking Business Segment 47.36%46.87%48.32%47.93%47.41 %Efficiency ratio4 41.53%40.94%42.89%41.39%41.54 %Efficiency ratio4 – Banking Business Segment Asset Quality Ratios: 0.09%0.16%0.11%0.04%0.31 %Net annualized charge-offs to average loans 0.89%0.79%0.74%0.61%0.71 %Nonaccrual loans to total loans 0.79%0.71%0.64%0.56%0.62 %Non-performing assets to total assets 1.37%1.36%1.34%1.33%1.37 %Allowance for credit losses - loans to total loans held for investment 151.28%170.23%180.41%215.81%192.15 %Allowance for credit losses - loans to non-performing loans 1 See “Use of Non-GAAP Financial Measures” herein. 2 Interest rate spread represents the difference between the annualized weighted average yield on interest-earning assets and the annualized weighted average rate paid on interest-bearing liabilities. 3 Net interest margin represents annualized net interest income as a percentage of average interest-earning assets. 4 Efficiency ratio represents non-interest expense as a percentage of the aggregate of net interest income and non-interest income. AXOS FINANCIAL, INC. SELECTED FINANCIAL INFORMATION (Unaudited – dollars in thousands)

8 © 2026 Axos Financial, Inc. All Rights Reserved. 8 1 Favorable legal settlement reflects the recognition of a legal settlement in the Company’s favor reached in March 2026. 2 Acquisition-related costs includes amortization of intangible assets, and for the three months ended September 30, 2025, also includes $1.3 million of acquisition-related costs associated with the Verdant acquisition. 3 Other costs for the three months ended March 31, 2025, primarily reflects the payment of a legal judgment at an amount less than previously accrued. March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026(Dollars in thousands, except per share amounts) $ 105,206$ 110,675$ 112,352$ 128,397$ 124,677Net income ————(22,000)Favorable legal settlement1 1,6041,6042,9412,4192,834Acquisition-related costs2 ——7,765——Verdant acquisition - Provision for credit losses (1,879)————Other costs3 80(465)(2,681)(649)4,713Income taxes $ 105,011$ 111,814$ 120,377$ 130,167$ 110,224Adjusted earnings (non-GAAP) 58,174,69657,558,28057,782,82857,731,33958,073,257Average dilutive common shares outstanding $ 1.81$ 1.92$ 1.94$ 2.22$ 2.15Diluted EPS ————(0.38)Favorable legal settlement1 0.030.030.050.040.05Acquisition-related costs2 ——0.13——Verdant acquisition - Provision for credit losses (0.03)————Other costs3 —(0.01)(0.05)(0.01)0.08Income taxes $ 1.81$ 1.94$ 2.07$ 2.25$ 1.90Adjusted EPS (Non-GAAP) In addition to the results presented in accordance with GAAP, this earnings supplement includes non-GAAP financial measures such as adjusted earnings, adjusted earnings per diluted common share, and tangible book value per common share. Non-GAAP financial measures have inherent limitations, may not be comparable to similarly titled measures used by other companies and are not audited. Readers should be aware of these limitations and should be cautious as to their reliance on such measures. Although we believe the non-GAAP financial measures disclosed in this report enhance investors’ understanding of our business and performance, these non-GAAP measures should not be considered in isolation, or as a substitute for GAAP basis financial measures. We define “adjusted earnings”, a non-GAAP financial measure, as net income without the after-tax impact of non-recurring acquisition-related costs and other costs (unusual or non-recurring charges). Adjusted earnings per diluted common share (“adjusted EPS”), a non-GAAP financial measure, is calculated by dividing non-GAAP adjusted earnings by the average number of diluted common shares outstanding during the period. We believe the non-GAAP measures of adjusted earnings and adjusted EPS provide useful information about the Company’s operating performance. We believe excluding the non-recurring acquisition related costs and other costs (unusual or non-recurring) provides investors with an alternative understanding of Axos’ core business. Below is a reconciliation of net income, the nearest comparable GAAP measure, to adjusted earnings and adjusted EPS (non-GAAP) for the periods shown: Use of Non-GAAP Financial Measures

9 © 2026 Axos Financial, Inc. All Rights Reserved. 9 We define “tangible book value”, a non-GAAP financial measure, as book value adjusted for goodwill and other intangible assets. Tangible book value is calculated using common stockholders’ equity minus servicing rights, goodwill and other intangible assets. Tangible book value per common share, a non-GAAP financial measure, is calculated by dividing tangible book value by the common shares outstanding at the end of the period. We believe tangible book value per common share is useful in evaluating the Company’s capital strength, financial condition, and ability to manage potential losses. Below is a reconciliation of total stockholders’ equity, the nearest comparable GAAP measure, to tangible book value per common share (non-GAAP) as of the dates indicated: March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026(Dollars in thousands, except per share amounts) $ 2,603,900$ 2,680,677$ 2,793,121$ 2,930,092$ 3,065,183Common stockholders’ equity 27,58527,21826,24325,43126,299Less: servicing rights, carried at fair value 135,966134,502205,747196,119211,046Less: goodwill and intangible assets $ 2,440,349$ 2,518,957$ 2,561,131$ 2,708,542$ 2,827,838Tangible common stockholders’ equity (Non-GAAP) 56,865,52456,483,61756,643,54756,677,32356,882,190Common shares outstanding at end of period $ 45.79$ 47.46$ 49.31$ 51.70$ 53.89Book value per common share 0.490.480.460.450.46Less: servicing rights, carried at fair value per common share 2.392.383.633.463.71Less: goodwill and other intangible assets per common share $ 42.91$ 44.60$ 45.22$ 47.79$ 49.72Tangible book value per common share (Non-GAAP) Use of Non-GAAP Financial Measures (cont'd)

10 © 2026 Axos Financial, Inc. All Rights Reserved. 10 Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com Contact Information